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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 11, 2005

                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)

           NEVADA                                                52-2268239
-------------------------------                              -------------------
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

                                    000-33389
                                    ---------
                            (Commission File Number)

                    2280 TRAILMATE DRIVE, SARASOTA, FL 34243
                    ----------------------------------------
                    (Address of principal executive offices)

                            PAN AMERICAN ENERGY CORP.
             6644 NORTH OCEAN BOULEVARD, OCEAN RIDGE, FLORIDA, 33435
             -------------------------------------------------------
             (Former Name and Address if changed since last report)

        Registrant's telephone number, including area code: 941-753-2875





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ITEM 7.01 REGULATION FD DISCLOSURE.

Filing of S-2 Registration Statement
------------------------------------

On February 11, 2005, the Registrant submitted its form S-2 Registration Statement to the SEC for filing. A copy of the registration statement is attached as an exhibit to this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

Chief Executive Officer

Dated: February 11, 2005


                                  EXHIBIT INDEX

Exhibit                Description of Exhibit
-----------------      ---------------------------------------------------------

7.01.                  S-2 Registration Statement